Risks and Concentration	6 Months Ended
Sep. 30, 2025
Risks and Concentration
Risks and Concentration

NOTE 9— Risks and Concentration

a.Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s interest rate risk arises primarily from short-term and long-term borrowings. Borrowings issued at variable rates expose the Company to cash flow interest rate risk and fair value interest rate risk respectively.

b.Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. As of September 30, 2025 and March 31, 2025, cash balance of $319,103 and $6,548,601, respectively, were maintained at financial institutions in the PRC and approximately $142,275 and $5,817,823, respectively, were not insured by the PRC financial institution deposit insurance program. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

The Company is also exposed to risk from its accounts receivable and advances to vendors. These assets are subjected to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at the exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.

The Company’s functional currency is the RMB and its reporting currency is the U.S. dollars. The RMB depreciated by 0.9% from the fiscal year ended March 31, 2024 to the fiscal year ended March 31, 2025. The RMB appreciated by 0.3% during the six months ended September 30, 2025. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future. The change in the value of the RMB relative to the U.S. dollar may affect its financial results reported in the U.S. dollar terms without giving effect to any underlying changes in its business or results of operations. Currently, the Company’s assets, liabilities, revenue, and costs are denominated in RMB.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

c.Concentration of customers and vendors

Substantially all revenue was derived from customers located in China. For the six months ended September 30, 2025, three third-party customers accounted for 26.8%, 19.5%, and 12.9% of the Company’s total revenue, respectively, and one related party customer accounted for 28.6% of the Company’s total revenue.

For the six months ended September 30, 2024, three third-party customers accounted for 22.4%, 19.7%, and 16.8% of the Company’s total revenue, respectively, and one related party customer accounted for 27.4% of the Company’s total revenue.

As of September 30, 2025, three third-party customers accounted for 27.5%, 18.2%, and 13.1% of the total accounts receivable balance, respectively, and one related party customer accounted for 26.1% of the total accounts receivable balance. As of March 31, 2025, four customers accounted for 31.0%, 26.3%, 22.8%, and 15.1% of the total accounts receivable balance, respectively.

For the six months ended September 30, 2025, three vendors accounted for 31.4%, 27.1%, and 13.8% of the Company’s total purchases, respectively. For the six months ended September 30, 2024, four vendors accounted for 21.8%, 21.8%, 14.1%, and 11.3% of the Company’s total purchases, respectively.

As of September 30, 2025, three vendors accounted for 38.0%, 36.7%, and 25.0% of the total advances to vendors’ balance, respectively. As of March 31, 2025, two vendors accounted for 44.9% and 39.6% of the total advances to vendors’ balance, respectively.

d.VIE risk

Under the Contractual Agreements with the consolidated VIEs, the Company has the power to direct activities of the consolidated VIEs and subsidiaries of the VIEs through the Company’s relevant PRC subsidiary, and can have assets transferred freely out of the consolidated VIEs and subsidiaries of the VIEs without restrictions. Therefore, the Company considers that there is no asset of the consolidated VIEs that can only be used to settle obligations of the respective consolidated VIEs, except for the registered capital of the consolidated VIEs amounting to approximately $5.4 million and $5.4 million as of September 30, 2025 and March 31, 2025, respectively. Since the consolidated VIEs and VIEs’ subsidiaries are incorporated as limited liability companies under the PRC Law, creditors of the consolidated VIEs and VIEs’ subsidiaries do not have recourse to the general credit of the Company.

The Company believes that the Company’s relevant PRC subsidiaries’ Contractual Arrangements with the consolidated VIEs are in compliance with PRC laws and regulations, as applicable, and are legally binding and enforceable. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce these Contractual Arrangements.

In addition, if the current structure or any of the Contractual Arrangements were found to be in violation of any existing or future PRC law, the Company may be subject to penalties, which may include, but not limited to, cancellation or revocation of the Company’s business and operating licenses and being required to restructure the Company’s operations or terminate the Company’s operating activities. The imposition of any of these or other penalties may result in a material and adverse effect on the Company’s ability to conduct its operations. In such case, the Company may not be able to operate or control the VIEs, which may result in deconsolidation of the VIEs.